UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

Astra Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200

San Diego CA 92121

(Address of principal executive offices, including zip code)

(800) 705-2919

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))’

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASRE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2023, Astra Energy Inc.’s (the “Company”) subsidiary Regreen Technologies Inc. (“Regreen”) accepted the resignations of Douglas Hampton as President and as a director and of Paul McClure as a director. The board of directors of Regreen appointed Albert Mardikian, a current director of Regreen, as Chief Executive Officer and Chairman of the Board and Ronald W. Loudoun as a director.

On July 3, 2023, the board of directors of the Company, appointed Ronald W. Loudoun as a director of the Company. In addition to his board appointment, Mr. Loudoun was also appointed as Chief Executive Officer and Chairman of the Board.

There are no family relationships between Mr. Loudoun and any of the directors or executive officers of the Company or Regreen, nor does Mr. Loudoun have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there were no arrangements or understandings by which Mr. Loudoun was appointed as a member of the board of the Company, Regreen.

The resignations of Messrs. Hampton and McClure from Regreen were not the result of any disagreement with Regreen on any matter relating to Regreen’s operations, policies or practices.

Ronald W. Loudoun – (Age 60)

- Director, CEO and Chairman of Astra Energy Inc.

- Director of Regreen Technologies Inc.

Ron Loudoun has extensive business development experience in the renewable energy market, and has maintained a longstanding interest in both communicating the need for, and sourcing new methods for conscious minded development and growth. He is a successful business strategist with more than 30 years’ experience as an entrepreneur and real estate developer. He possesses an excellent background in new business development, multi-site operations, performance quality and improvement, and product branding and creation. Distinguished as a meticulous, methodical, hands-on-leader, Mr. Loudoun has been the catalyst for advancement in many business ventures.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: July 5, 2023	By:	/s/ Ronald W. Loudoun
Ronald W. Loudon
CEO

3